UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 21, 2014 (February 19, 2014)

TCP CAPITAL CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	814-00899	56-2594706
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2951 28th Street, Suite 1000 Santa Monica, California	90405
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (310) 566-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On February 21, 2014, TCP Capital Corp., (“TCPC”) issued a press release announcing it has expanded its revolving credit facility with Deutsch Bank AG, New York Branch, as administrative agent from $100 million to $150 million (the “Credit Facility”). The Credit Facility maturity date was also extended from May 15, 2016 to May 15, 2017 and the interest rate under the Credit Facility was reduced from a rate of LIBOR plus 2.75% per annum to a rate of LIBOR plus 2.50% per annum, subject to certain minimum borrowing requirements. In connection with the expanded commitment under the Credit Facility, TCPC’s indirect, wholly-owned subsidiary, TCPC Funding I, LLC (“TCPC Funding I”), as borrower, entered into an amendment to the Loan Financing and Servicing Agreement dated as of May 15, 2013, as amended (the “Loan and Servicing Agreement”). The amendment to the Loan and Servicing Agreement is effective March 15, 2014.

The description above is only a summary of the material provisions of the amendment to the Credit Facility and is qualified in its entirety by reference to copies of the form of Amendment No. 3 to Loan and Servicing Agreement, which is filed as Exhibit 10.1 a to this current report on Form 8-K and by this reference incorporated herein.

On February 21, 2014, TCPC issued a press release announcing its entry into the amendment to the Credit Facility. The text of the press release is included as Exhibit 99.1 to this Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under 1.01 is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

10.01

Form of Amendment No. 3 to Loan Financing and Servicing Agreement, dated as of February 19, 2014, by and among TCPC Funding I, LLC, as borrower, each lender and agent from time to time party thereto, Deutsche Bank AG, New York Branch, as administrative agent, and Wells Fargo Bank, National Association, as collateral agent and collateral custodian.

99.1	Press Release, dated February 21, 2014.
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TCP CAPITAL CORP.

Date: February 21, 2014

	By:	/s/ Paul L. Davis
	Name:	Paul L. Davis
	Title:	Chief Financial Officer

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Exhibit Index

Exhibit Number	Description

10.01

Form of Amendment No. 3 to Loan Financing and Servicing Agreement, dated as of February 19, 2014, by and among TCPC Funding I, LLC, as borrower, each lender and agent from time to time party thereto, Deutsche Bank AG, New York Branch, as administrative agent, and Wells Fargo Bank, National Association, as collateral agent and collateral custodian.

99.1	Press Release, dated February 21, 2014.

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